Exhibit 13.2

FERRARI N.V.
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Alessandro Gili, Chief Financial Officer of Ferrari N.V. (the “Company”), hereby certify pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.
the Company’s Annual Report on Form 20-F for the year ended December 31, 2016, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 3, 2017	By:	/s/ Alessandro Gili
Alessandro Gili Chief Financial Officer

A signed original of this written statement has been provided to Ferrari N.V. and will be retained by Ferrari N.V. and furnished to the Securities and Exchange Commission or its staff upon request.
The foregoing certification is being furnished solely pursuant to 18 U.S.C §1350 and is not being filed as part of the Report or as a separate disclosure document.